CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Travel Hunt Holdings, Inc. (the "Company") on Form 10-QSB for the period ended April 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Nancy Reynolds, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Travel Hunt Holdings, Inc. and will be retained by Travel Hunt Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


May 21, 2004                   /s/ Nancy Reynolds
                               -----------------------------------
                               Nancy Reynolds
                               President, Chief Executive Officer and
                               Chief Financial Officer